SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)    April 22, 1997
                                                    ------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



        1-8483                                          95-3825062
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(Commission File Number)                   (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California           90245
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           OTHER EVENTS.




On April 22, 1997 the following news release was issued:




                 UNOCAL RESPONSE TO IMPLEMENTATION OF SANCTIONS
                    AGAINST MYANMAR BY CLINTON ADMINISTRATION
                    -----------------------------------------



         El Segundo, Calif., April 22, 1997 -- Unocal Corporation today issued the following statement in response to the implementation of sanctions by the Clinton Administration against new investment in Myanmar (Burma).

         We are disappointed that the Clinton Administration has chosen a policy of isolation and sanctions concerning new investments in Myanmar under the Cohen-Feinstein amendment of the 1997 Foreign Operations Appropriations law.

         Unocal, of course, will abide by the Administration's order. We will review the order once it is made available to us. We do not expect that the Administration's directive against new investments in Myanmar will have a material affect on our current involvement in the Yadana natural gas project.

         Unocal remains focused on investment in Central and Southeast Asia. The Administration's action will not change the company's long-term strategic direction of developing major energy-related projects throughout this region.



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



         Historically, unilateral sanctions have proven to be ineffective. Economic engagement, not isolation, is the best way to promote positive change in countries such as Myanmar.

         During our 30-year history in Asia, we've seen that responsible foreign investment is the most effective way to promote long-term economic and social development in countries throughout the region. We are concerned that the Administration's action may impede, rather than advance, these developments in Myanmar.

         The Yadana project is already providing significant benefits to the 35,000 people who live near the pipeline area -- an extremely poor and undeveloped region of Myanmar. In addition to creating more than 2,000 jobs, the project has begun a three-year, $6 million program to provide improved medical care, new and refurbished schools, electrical power, and agricultural development in the pipeline region.



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



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                       UNOCAL CORPORATION
                                         (Registrant)




Date:  April 23, 1997                  By  /s/   CHARLES S. MCDOWELL
                                       -----------------------------
                                                 Charles S. McDowell
                                                 Vice President and Comptroller


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